Exhibit 99.3

October 2010

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third's Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder	Rich Rosen
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-3307

Quarterly Data

	Three Months Ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Ratios (percent)
Return on assets	0.84	0.68	(0.04)	(0.35)	(0.34)	3.05	0.17	(7.16)
Return on average common equity	6.8	5.2	(3.0)	(6.3)	(6.1)	41.2	(1.4)	(94.6)
Average equity as a percent of average assets	12.38	12.04	11.92	12.31	12.24	10.78	10.18	8.65
Net interest margin (a)	3.70	3.57	3.63	3.55	3.43	3.26	3.06	3.46
Efficiency (a)	56.2	62.1	62.6	63.1	50.8	29.9	65.1	131.3
Net losses charged off as a percent of average loans and leases	4.95	2.26	3.01	3.62	3.75	3.08	2.38	7.50
Allowance for loan and lease losses as a percent of loans and leases	4.20	4.85	4.91	4.88	4.69	4.28	3.72	3.31
Allowance for credit losses as a percent of loans and leases	4.51	5.18	5.25	5.27	5.06	4.57	4.00	3.54
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	2.72	3.87	4.02	4.22	4.09	3.48	3.20	2.38
Allowance for loan and lease losses as a percent of nonperforming assets (b)	153.41	124.40	121.50	115.55	114.30	122.71	115.93	138.93
Allowance for credit losses as a percent of nonperforming assets	123.09	125.90	120.47	116.56	112.99	116.67	108.20	120.30
Common Share Data
Earnings per share	$0.22	$0.16	$(0.09)	$(0.20)	$(0.20)	$1.35	$(0.04)	$(3.78)
Earnings per diluted share	$0.22	$0.16	$(0.09)	$(0.20)	$(0.20)	$1.15	$(0.04)	$(3.78)
Cash dividends per common share	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Book value per share	12.86	12.65	12.31	12.44	12.69	12.71	13.61	13.57
Common shares outstanding, excluding treasury	796,283,198	796,319,712	794,816,131	795,068,164	795,316,187	795,313,448	576,935,997	577,386,612
Market price per share:
High	$13.81	$15.95	$14.05	$10.92	$11.20	$9.15	$8.65	$14.75
Low	10.64	12.00	9.81	8.76	6.33	2.50	1.01	6.32
End of period	12.03	12.29	13.56	9.75	10.13	7.10	2.92	8.26
Supplemental Data
Common dividends declared ($ in millions)	$8	$8	$8	$8	$8	$8	$5	$6
Full-time equivalent employees	20,667	20,479	20,038	20,998	20,559	20,702	20,618	21,476
Banking centers	1,309	1,309	1,309	1,309	1,306	1,306	1,311	1,307
ATMs	2,390	2,362	2,364	2,358	2,372	2,355	2,354	2,341

(a)	Presented on a fully taxable equivalent basis (“FTE”).

(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Income Statement ($ in millions)
Interest income (FTE)	$1,130	$1,121	$1,147	$1,147	$1,174	$1,184	$1,183	$1,411
Interest expense	214	234	246	265	300	348	402	514

Net interest income (FTE)	916	887	901	882	874	836	781	897
Provision for loan and lease losses	457	325	590	776	952	1,041	773	2,356
Noninterest income:
Service charges on deposits	143	149	142	159	164	162	146	162
Investment advisory revenue	90	87	91	86	82	79	79	81
Corporate banking revenue	86	93	81	89	77	93	113	118
Mortgage banking net revenue	232	114	152	132	140	147	134	(29)
Card and processing revenue	77	84	73	76	74	243	223	230
Gain on sale of processing business	—	—	—	—	(6)	1,764	—	—
Other noninterest income	195	85	74	107	312	49	10	24
Securities gains (losses), net	4	8	14	2	8	5	(24)	(40)
Securities gains, net - non-qualifying hedges on mortgage servicing rights	—	—	—	—	—	41	16	96

Total noninterest income	827	620	627	651	851	2,583	697	642
Noninterest expense:
Salaries, wages and incentives	360	356	329	331	335	346	327	337
Employee benefits	82	73	86	69	83	75	83	61
Net occupancy expense	72	73	76	75	75	79	79	77
Technology and communications	48	45	45	47	43	45	45	48
Equipment expense	30	31	30	31	30	31	31	35
Card and processing expense	26	31	25	27	25	75	67	70
Other noninterest expense	361	326	365	387	285	370	330	1,394

Total noninterest expense	979	935	956	967	876	1,021	962	2,022

Income (loss) before income taxes (FTE)	307	247	(18)	(210)	(103)	1,357	(257)	(2,839)
Taxable equivalent adjustment	4	5	4	4	5	5	5	5

Income (loss) before income taxes	303	242	(22)	(214)	(108)	1,352	(262)	(2,844)
Applicable income tax (benefit)	65	50	(12)	(116)	(11)	470	(312)	(702)

Net income (loss)	$238	$192	$(10)	$(98)	$(97)	$882	$50	$(2,142)
Less: Net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—

Net income (loss) attributable to Bancorp	$238	$192	$(10)	$(98)	$(97)	$882	$50	$(2,142)
Dividends on preferred stock	63	62	62	62	62	26	76	42

Net income (loss) available to common shareholders	$175	$130	$(72)	$(160)	$(159)	$856	$(26)	$(2,184)

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$13,696	$13,462	$13,297	$13,428	$13,574	$13,742	$11,924	$11,924
Tier II capital	4,379	4,279	4,119	4,207	4,352	4,330	4,578	4,722

Total risk-based capital	$18,075	$17,741	$17,416	$17,635	$17,926	$18,072	$16,502	$16,646

Risk-weighted assets	$98,904	$98,604	$99,281	$100,933	$102,875	$106,538	$109,087	$112,622

Tier I capital ratio	13.85%	13.65%	13.39%	13.30%	13.19%	12.90%	10.93%	10.59%
Total risk-based capital ratio	18.28%	17.99%	17.54%	17.47%	17.43%	16.96%	15.13%	14.78%
Tier I leverage ratio	12.54%	12.24%	12.00%	12.34%	12.34%	12.17%	10.29%	10.27%
Tier I common equity ratio	7.34%	7.17%	6.96%	6.99%	7.01%	6.94%	4.50%	4.37%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,215	$2,216	$2,133	$2,318	$2,130	$2,899	$2,491	$2,739
Available-for-sale and other securities	15,975	16,021	16,935	18,213	15,682	16,061	16,916	12,728
Held-to-maturity securities	354	354	355	355	356	357	358	360
Trading securities	320	270	305	355	1,079	1,354	1,407	1,191
Other short-term investments	3,271	4,322	3,904	3,369	1,126	513	1,587	3,578

Total cash and securities	22,135	23,183	23,632	24,610	20,373	21,184	22,759	20,596
Loans held for sale	2,733	2,150	1,607	2,067	2,063	3,341	2,602	1,452
Portfolio loans and leases	76,009	76,232	77,423	76,779	78,419	81,429	82,569	84,143

Total loans and leases	78,742	78,382	79,030	78,846	80,482	84,770	85,171	85,595
Allowance for loan and lease losses	(3,194)	(3,693)	(3,802)	(3,749)	(3,681)	(3,485)	(3,070)	(2,787)
Bank premises and equipment	2,377	2,374	2,384	2,400	2,426	2,440	2,490	2,494
Operating lease equipment	470	489	492	499	486	474	470	463
Goodwill	2,417	2,417	2,417	2,417	2,417	2,417	2,623	2,624
Intangible assets	72	83	94	106	119	133	154	168
Servicing rights	599	646	725	700	626	595	481	499
Other real estate owned	504	454	399	300	274	249	255	231
Other assets	8,200	7,690	7,280	7,251	7,218	7,207	7,980	9,881

Total assets	$112,322	$112,025	$112,651	$113,380	$110,740	$115,984	$119,313	$119,764

Liabilities
Deposits:
Demand	$20,109	$19,256	$19,482	$19,411	$17,666	$17,202	$16,370	$15,287
Interest checking	17,225	17,759	19,126	19,935	15,168	14,630	14,510	14,222
Savings	20,260	19,646	19,099	17,898	17,098	16,819	16,517	16,063
Money market	5,064	4,666	4,782	4,431	4,378	4,193	4,353	4,689
Foreign office	3,807	3,430	2,844	2,454	2,356	2,244	1,671	2,144
Other time	9,379	10,966	11,643	12,466	13,725	14,540	14,571	14,350
Certificates - $100,000 and over	5,515	6,389	6,596	7,700	8,962	10,688	11,784	11,851
Other foreign office	3	3	2	10	5	504	6	7

Total deposits	81,362	82,115	83,574	84,305	79,358	80,820	79,782	78,613
Federal funds purchased	368	240	271	182	433	435	363	287
Other short-term borrowings	1,775	1,556	1,359	1,415	3,674	6,802	11,076	9,959
Other liabilities	3,951	3,424	3,092	3,474	3,425	4,125	3,812	5,243
Long-term debt	10,953	10,989	10,947	10,507	10,162	10,102	12,178	13,585

Total liabilities	98,409	98,324	99,243	99,883	97,052	102,284	107,211	107,687

Equity
Common and preferred equity	13,584	13,395	13,321	13,457	13,603	13,752	12,180	12,208
Net unrealized gains (losses):
Available-for-sale securities	434	432	268	216	274	157	178	115
Qualifying cash flow hedges	73	84	98	105	108	95	76	88
Accumulated other comprehensive income related to employee benefit plans	(75)	(76)	(78)	(80)	(97)	(100)	(103)	(105)
Treasury stock, at cost	(132)	(134)	(201)	(201)	(200)	(204)	(229)	(229)

Total shareholders’ equity	13,884	13,701	13,408	13,497	13,688	13,700	12,102	12,077
Noncontrolling interest	29	—	—	—	—	—	—	—

Total Equity	13,913	13,701	13,408	13,497	13,688	13,700	12,102	12,077

Total liabilities & equity	$112,322	$112,025	$112,651	$113,380	$110,740	$115,984	$119,313	$119,764

Share Data
Preferred shares outstanding	152,771	152,771	152,771	152,771	152,771	152,771	180,620	180,620
Common shares outstanding, excluding treasury	796,283,198	796,319,712	794,816,131	795,068,164	795,316,187	795,313,448	576,935,997	577,386,612
Treasury shares held	5,220,989	5,184,475	6,688,056	6,436,023	6,188,001	6,190,740	6,491,107	6,040,492

Quarterly Data

	Three Months Ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$78,854	$78,807	$80,136	$79,920	$82,889	$84,995	$85,828	$87,425
Taxable securities	15,580	16,263	17,030	16,999	15,652	15,578	15,343	13,708
Tax exempt securities	273	343	385	727	1,443	1,443	1,202	1,462
Other short-term investments	3,456	4,285	3,144	1,143	969	742	1,290	513

Total interest-earning assets	98,163	99,698	100,695	98,789	100,953	102,758	103,663	103,108
Cash and due from banks	2,283	2,163	2,247	2,276	2,257	2,350	2,438	2,897
Other assets	15,088	14,550	14,262	14,084	13,724	13,907	15,364	15,090
Allowance for loan and lease losses	(3,680)	(3,798)	(3,771)	(3,644)	(3,481)	(3,137)	(2,784)	(2,142)

Total assets	$111,854	$112,613	$113,433	$111,505	$113,453	$115,878	$118,681	$118,953

Liabilities
Interest-bearing liabilities:
Interest checking	$17,142	$18,652	$19,533	$16,324	$14,869	$14,837	$14,229	$13,698
Savings	19,905	19,446	18,469	17,540	16,967	16,705	16,272	15,960
Money market	4,940	4,679	4,622	4,279	4,280	4,167	4,559	4,983
Foreign office	3,592	3,325	2,757	2,516	2,432	1,717	1,755	1,876
Other time	10,261	11,336	12,059	13,049	14,264	14,612	14,501	13,337
Certificates - $100,000 and over	6,096	6,354	7,049	8,200	10,055	11,455	11,802	12,468
Other foreign office	4	5	8	51	95	240	247	1,090
Federal funds purchased	302	264	220	423	404	542	701	2,016
Other short-term borrowings	1,880	1,478	1,449	3,029	5,285	8,002	9,621	10,912
Long-term debt	10,954	10,876	11,489	10,404	10,108	11,130	12,531	13,101

Total interest-bearing liabilities	75,076	76,415	77,655	75,815	78,759	83,407	86,218	89,441
Demand deposits	19,362	19,406	18,822	18,137	17,059	16,689	15,532	14,602
Other liabilities	3,544	3,229	3,438	3,829	3,750	3,292	4,847	4,619

Total liabilities	97,982	99,050	99,915	97,781	99,568	103,388	106,597	108,662
Equity	13,872	13,563	13,518	13,724	13,885	12,490	12,084	10,291

Total liabilities & equity	$111,854	$112,613	$113,433	$111,505	$113,453	$115,878	$118,681	$118,953

Average loans and leases (excluding held for sale)	$76,617	$76,973	$78,381	$77,601	$80,060	$81,573	$83,561	$86,369
Average common shares outstanding:
Basic	791,016,740	790,838,716	790,472,577	790,441,911	790,334,226	629,789,476	571,810,034	571,809,026
Diluted	797,492,107	802,254,845	790,472,577	790,441,911	790,334,226	718,245,141	571,810,034	571,809,026

Quarterly Data

	Three Months Ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$26,502	$26,011	$26,134	$25,687	$26,215	$28,419	$28,627	$29,220
Commercial mortgage	11,333	11,569	11,865	11,936	12,252	12,600	12,768	12,952
Commercial construction	2,500	3,042	3,396	3,871	4,268	4,641	4,930	5,114
Commercial leases	3,304	3,271	3,388	3,535	3,584	3,532	3,521	3,666

Subtotal - commercial	43,639	43,893	44,783	45,029	46,319	49,192	49,846	50,952
Consumer:
Residential mortgage	9,989	9,672	9,239	9,845	9,955	11,440	10,972	10,292
Home equity	11,774	11,987	12,186	12,174	12,377	12,511	12,710	12,752
Automobile loans	10,738	10,285	10,180	8,995	8,972	8,741	8,688	8,594
Credit card	1,832	1,841	1,863	1,990	1,973	1,914	1,816	1,811
Other consumer loans and leases	770	704	779	813	886	972	1,139	1,198

Subtotal - consumer	35,103	34,489	34,247	33,817	34,163	35,578	35,325	34,647

Total loans and leases	$78,742	$78,382	$79,030	$78,846	$80,482	$84,770	$85,171	$85,599

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$26,348	$26,179	$26,299	$25,838	$27,416	$28,038	$28,968	$30,227
Commercial mortgage	11,462	11,772	11,836	12,126	12,449	12,668	12,809	13,194
Commercial construction	2,955	3,258	3,781	4,134	4,475	4,842	5,115	5,990
Commercial leases	3,257	3,336	3,468	3,574	3,522	3,512	3,564	3,610

Subtotal - commercial	44,022	44,545	45,384	45,672	47,862	49,060	50,456	53,021
Consumer:
Residential mortgage	9,897	9,390	9,478	10,141	10,820	11,669	10,921	10,327
Home equity	11,897	12,102	12,338	12,291	12,452	12,636	12,763	12,677
Automobile loans	10,517	10,170	10,185	8,973	8,871	8,692	8,687	8,428
Credit card	1,838	1,859	1,940	1,982	1,955	1,863	1,825	1,748
Other consumer loans and leases	683	741	811	861	929	1,075	1,177	1,225

Subtotal - consumer	34,832	34,262	34,752	34,248	35,027	35,935	35,373	34,405

Total average loans and leases	$78,854	$78,807	$80,136	$79,920	$82,889	$84,995	$85,829	$87,426

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$1,378	$2,236	$2,423	$2,642	$2,704	$2,387	$2,229	$1,696
Nonaccrual loans held for sale	680	163	239	220	286	352	403	473
Restructured loans - commercial (non accrual) held for sale	19	4	4	4	2	—	—	—
Restructured loans and leases (non accrual) portfolio	206	294	310	305	243	200	167	80
Other assets, including other real estate owned	498	439	396	297	273	253	252	230

Total nonperforming assets	$2,781	$3,136	$3,372	$3,468	$3,508	$3,192	$3,051	$2,479

Ninety days past due loans and leases	$317	$397	$436	$567	$992	$762	$733	$662

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial and industrial loans and leases	$769	$800	$828	$840	$826	$673	$704	$586
Commercial mortgage	820	878	980	1,035	1,072	953	900	715
Commercial construction loans	371	469	606	741	820	837	736	578
Consumer mortgage and construction	208	435	408	412	379	360	346	279
Other consumer loans and leases	115	115	153	144	138	116	113	91

Total nonperforming loans and leases (including held for sale)	$2,283	$2,697	$2,975	$3,172	$3,235	$2,939	$2,799	$2,249

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(992)	$(472)	$(622)	$(743)	$(796)	$(658)	$(521)	$(1,652)
Recoveries	36	38	40	35	40	32	31	25

Net losses charged off	$(956)	$(434)	$(582)	$(708)	$(756)	$(626)	$(490)	$(1,627)